SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) June 9, 2004
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                                       FNB Corp.
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             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
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      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


                101 Sunset Avenue, Asheboro, North Carolina 27203
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 4.  Changes in Registrant's Certifying Accountant

          (a) On June 9, 2004, the Registrant dismissed KPMG LLP ("KPMG") as the Registrant's independent accountants. The decision to dismiss KPMG was approved by the audit committee of the Registrant's Board of Directors.

          KPMG's reports on the Registrant's consolidated financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended December 31, 2003 and 2002 and in any subsequent interim period preceding the date hereof, there were no disagreements between the Registrant and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference to the subject matter of the disagreements in connection with its reports.

          During the fiscal years ended December 31, 2003 and 2002 and any subsequent interim period preceding the date hereof, the Registrant believes that there were no "reportable events," as that term is described in Item 304(a)(1)(v) of Regulation S-K. However, KPMG reported to the Audit Committee of the Registrant's Board of Directors on March 15, 2004, certain matters involving internal control and its operation at the Registrant's subsidiary, Dover Mortgage Company, that KPMG considers to be reportable conditions under standards established by the American Institute of Certified Public Accountants. KPMG has since advised the Registrant that it believes that these reportable conditions constitute a reportable event under Item 304(a)(1)(v)(A) of Regulation S-K. In its report, KPMG stated that "[t]hese conditions were considered in determining the nature, timing, and extent of the audit tests applied on our audit of the [Registrant's] 2003 consolidated financial statements, and this report does not affect our report on these consolidated financial statements dated March 12, 2004." KPMG also reported to the Audit Committee of the Registrant's Board of Directors on March 15, 2004, that it "noted no matters involving internal control and its operation that [KPMG] consider[s] to be material weaknesses" under standards established by the American Institute of Certified Public Accountants. The Registrant has engaged a recognized firm of independent accountants and business advisors to assist it in improving the controls and procedures in place at Dover Mortgage Company, which had not been subject to public company reporting requirements prior to its acquisition by the Registrant on April 1, 2003 and is not a significant subsidiary within the meaning of Rule 1-02(w) of Regulation S-X.

          (b) On June 9, 2004, the Registrant appointed Dixon Hughes PLLC as the Registrant's independent accountants. The Registrant has not consulted with Dixon Hughes PLLC during the last two fiscal years ended December 31, 2003 and 2002 or during any subsequent interim period preceding the date hereof on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements.

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

ITEM 7.  Financial Statements and Exhibits

         The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.


                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            FNB CORP.


Date: June 16, 2004                     By   /s/ Jerry A. Little
                                           --------------------------------
                                              Jerry A. Little
                                              Secretary and Treasurer

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


                                INDEX TO EXHIBITS

         The following exhibits are filed as part of this report:

Exhibit No.    Description
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16.1           Letter of KPMG LLP regarding change in certifying accountant.

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